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                            VANGUARD WORLD FUND, INC.
                              PROSPECTUS SUPPLEMENT

                                 MARCH 19, 1997

If you buy shares of Vanguard U.S. Growth Portfolio or Vanguard International Growth Portfolio through a broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.


                                                                      PS23/81